ABERDEEN FUNDS

Aberdeen Tax-Free Income Fund
(the "Fund" or "Tax-Free Income Fund")

Supplement to the Fund's Statutory Prospectus
dated February 25, 2013

The following replaces the information in the section entitled, "Summary – Aberdeen Tax-Free Income Fund –Performance" beginning on page 107 of the Fund's Statutory Prospectus:

Performance

The bar chart and table below can help you evaluate potential risks of the Tax-Free Income Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges or taxes. If the applicable sales charges or taxes were included, the annual total returns would be lower than those shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Tax-Free Income Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"), from May 11, 1998 to June 22, 2008. The Tax-Free Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Tax-Free Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Since June 23, 2008, Aberdeen Asset Management Inc. has served as the Fund's investment adviser. Credit Suisse Asset Management, LLC served as the subadviser for the Tax-Free Income Fund from June 23, 2008 to February 27, 2011. The Tax-Free Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Class C returns prior to September 4, 2003 are based on the previous performance of Class Y shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

Effective February 25, 2013, all Class D shares of the Aberdeen Tax-Free Income Fund were converted into Institutional Class shares of the Fund (the "Conversion"). The Conversion was not considered a purchase and sale of shares, and therefore, generally did not result in a taxable event for federal income tax purposes. Shareholders should talk to their tax advisors about any potential tax consequences of the Conversion.

The Fund ceased to offer Class D shares prior to the Conversion, and began to offer Class R, Institutional Class and Institutional Service Class shares of the Fund after the Conversion. The fees and expenses of the Institutional Class are identical to the fees and expenses of the Class D shares.

Institutional Class shares are not subject to a front-end sales charge or a contingent deferred sales charge. For more information on the fees and expenses of Institutional Class shares, please see the "Fees and Expenses" section of the Fund in the Prospectus.

Class R, Institutional Class and Institutional Service Class returns prior to the commencement of operations of each class (inception date: February 25, 2013) are based on the previous performance of Class D shares of the Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all Classes of the Fund invest in the same portfolio of securities, and will only differ to the extent that the Classes have different expenses.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Best Quarter: 6.48% – 3rd quarter 2009
Worst Quarter: -4.64% – 4th quarter 2010

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	1.76%	4.24%	3.86%
Class A shares – After Taxes on Distributions	0.54%	2.91%	2.44%
Class A shares – After Taxes on Distributions and Sales of Shares	1.30%	2.84%	2.46%
Class C shares – Before Taxes	5.53%	4.39%	3.55%
Class R shares – Before Taxes	6.48%	5.43%	4.58%
Institutional Class shares – Before Taxes	6.48%	5.43%	4.58%
Institutional Service Class shares – Before Taxes	6.48%	5.43%	4.58%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.91%	5.10%

THIS SUPPLEMENT IS DATED MARCH 8, 2013.

Please retain this Supplement for future reference.

AOE-0368-0313 Supplement